AXP(R)
    Precious
         Metals
             Fund

2003 ANNUAL REPORT

MARCH 31, 2003

AXP Precious Metals Fund seeks to provide shareholders with long-term growth of capital.


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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and more than $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.

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Table of Contents

From the Chairman                                           3

Economic and Market Update                                  4

Fund Snapshot                                               6

Questions & Answers
   with Portfolio Management                                7

The Fund's Long-term Performance                           11

Investments in Securities                                  12

Financial Statements                                       14

Notes to Financial Statements                              17

Independent Auditors' Report                               26

Federal Income Tax Information                             27

Board Members and Officers                                 28

Results of Meeting of Shareholders                         31

(DALBAR LOGO)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

From the Chairman

(photo of Arne H. Carslon)
Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,


Arne H. Carlson

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3   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Economic and Market Update
   FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of William F. "Ted" Truscott)
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late '90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

KEY POINTS

--- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

--- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

--- In the current environment, investors should proceed rationally, but prudently.

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4   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,



Ted Truscott,
American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Fund Snapshot
   AS OF MARCH 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                 Clay Hoes
Since                                                  1/99
Years in industry                                         9

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 4/22/85      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INPMX        B: INPBX        C: --           Y: --

Total net assets                              $62.9 million

Number of holdings                         approximately 40

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE   BLEND   GROWTH
                      LARGE
         X            MEDIUM   SIZE
         X            SMALL

TOP FIVE COUNTRIES

Percentage of portfolio assets

Canada                                                   30.1%
United States                                            29.5
South Africa                                             20.8
United Kingdom                                            8.3
Australia                                                 4.9

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Gold mining 71.9%
Diversified mining 17.6%
Platinum mining 3.9%
Cash and equivalents 3.8%
Silver mining 2.4%
Other 0.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Newmont Mining (United States)                            10.1%
AngloGold ADR (South Africa)                               7.3
IAMGOLD (Canada)                                           6.3
Placer Dome (Canada)                                       5.0
Harmony Gold Mining (South Africa)                         4.9
Freeport-McMoRan Copper & Gold Cl B (United States)        4.8
Randgold & Exploration ADR (South Africa)                  4.4
Gold Fields ADR (South Africa)                             4.2
Compania de Minas Buenaventura ADR (Peru)                  4.0
Tiffany (United States)                                    4.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

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6   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

Q:   How did AXP Precious Metals Fund perform during its fiscal year?

A: AXP Precious Metals Fund's Class A shares (excluding sales charge) rose 3.91% for the 12 months ended March 31, 2003. This compared to a 23.99% plunge in the MSCI World Index for the same period. The SSB Global Precious Metals and Minerals Index dropped 5.99% while the Lipper Gold Funds Index returned 5.06% over the same timeframe.

     Most of the Fund's underperformance relative to its peer group came during the first half of the fiscal year, and resulted from the Fund's strong positioning in South African gold stocks (South Africa was the second largest country weighting in the Fund as of mid-year; Sept. 30, 2002). A new South African government wealth redistribution mandate required mining firms to divest a portion of their assets, prompting some investors to sell holdings. This depressed prices of South African gold stocks, negatively affecting the Fund.

Q:   What factors significantly impacted performance?

A: Sluggish global economic growth and geopolitical unrest on multiple fronts supported gold as an attractive option for investors through much of the fiscal year. Gold prices rose from $303/ounce on April 1, 2002 to $337/ounce on March 31, 2003, hitting a peak of $380/ounce in February. In turn, gold company stocks overall performed well, especially when compared to the broader equity markets.

     Fundamentals of supply and demand helped to bolster gold prices. A depletion of gold reserves, a slowdown in exploration in the face of lower mining budgets, industry consolidation, and the closing of mining companies as a result of a weakened economy all led to decreased supply. Less hedging activity

(bar chart)
                PERFORMANCE COMPARISON
           For the year ended March 31, 2003
 10%
                                    (bar 4)
  5%                                +5.06%
         (bar 1)
  0%     +3.91%
                           (bar 3)
- 5%                       -5.99%

-10%

-15%

-20%
                  (bar 2)
-25%              -23.99%

(bar 1) AXP Precious Metals Fund Class A (excluding sales charge) (bar 2) MSCI World Index (unmanaged)
(bar 3) SSB Global Precious Metals and Minerals Index(SM) (unmanaged) (bar 4) Lipper Gold Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Gold also benefited over the annual period from a weak U.S. dollar, a problematic euro and a volatile yen. (end callout quote)

     by gold producers also reduced the amount of gold in the marketplace. At the same time, retail demand remained relatively strong, especially in Asia.

     Gold also benefited over the annual period from a weak U.S. dollar, a problematic euro and a volatile yen. Given this currency market, we saw a resurgence of gold as a quasi-currency for the first time in about 25 years.

     At the end of the period, gold stocks lost some ground. The peaking of the gold price in February caused a drop-off in retail demand from India and also led investors seeking profits to sell. The dramatic undervaluation of the broader equity market caused other investors to move assets from gold stocks to other sectors. Also, new redistribution of wealth laws in South Africa forced several

AVERAGE ANNUAL TOTAL RETURNS

as of March 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (4/22/85)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                   +3.91%       -2.07%        +3.21%       -0.77%       +3.15%       +2.16%       +4.02%       +4.02%
5 years                  +2.23%       +1.03%        +1.45%       +1.26%         N/A          N/A        +2.40%       +2.40%
10 years                 +3.34%       +2.73%         N/A           N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +0.15%       +0.15%      +17.95%      +17.95%       +1.09%       +1.09%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Questions & Answers

     companies to divest a portion of mining assets. This, together with a strong rand, resulted in a sell-off in several of these South African companies. Still, the gold sector continued to hold up far better than the stock market as a whole.

Q:   What changes did you make to  the portfolio?

A:   We added to the Fund's  position in small-cap  gold  exploration  companies through much of the annual period. These companies appear to offer significant appreciation potential, as many are poised to be acquisition candidates for larger companies in the industry that have greatly reduced spending on exploration activity. We began reducing the Fund's position in the challenged South African market before the new mining laws went into effect and continued to do so in the second half of the fiscal year. For example, we reduced the Fund's positions in AngloGold, Gold Fields, and Harmony Gold Mining. Some assets were redeployed into U.K. and South African platinum and poly-metallic companies. Platinum and palladium mining companies benefited during the period from increasingly stricter regulations in the U.S., Japan and Europe for cleaner automobile exhaust emissions, which, in turn, has led to an increase in the use of platinum in exhaust catalyst systems around the world. The Fund, for example, established a position in Johnson Matthey, a London-based manufacturer of catalytic converters. We believe that poly-metallic companies (mining or distributing copper, nickel, platinum and palladium) should perform well as the global economy rebounds. During the second half of the annual period, we bought shares of Inco, a nickel miner, Tiffany's, the luxury retailer and two gold mining firms -- Rio Tinto, and Anglo American. The cumulative effect of the changes outlined above drove the Fund's annual portfolio turnover rate to 343% for the fiscal year ended March 31. Should market conditions remain volatile in coming months, the Fund's investment strategy may result in a comparable level of portfolio turnover.

Q:   What is your outlook for the  coming months?

A: While this continues to be a very volatile market, we remain quite positive in our long-term outlook for gold stocks. Fundamentals are still intact. Ongoing industry consolidation, low exploration activity and mine production, and a restraint on many countries from selling bullion based on a European agreement in effect at least until 2005 is anticipated to keep gold supply muted. Low supply, as with any commodity, historically leads to higher prices. At the same time, gold jewelry demand is anticipated to modestly increase. We also expect China to continue to be a major buyer of gold,

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9   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Questions & Answers

     given that it currently has only about 3% of its monetary reserves backed by gold, as compared to more than 20% in the U.S.

     Our outlook for the other precious metals is positive as well. Vehicle emissions laws will likely keep platinum and palladium in strong demand. This, together with what could be slow development in supply, should result in higher prices for these metals in the months ahead. Copper stocks should also do well, given China is a major importer of the metal, as it continues to build out its electricity infrastructure. Demand for nickel continues to grow. Nickel is a key ingredient to stainless steel, increasingly used around the world for medical devices, rust prevention, food preparation equipment and appliances.

Q:   How are you positioning the Fund in light of your outlook?

A: At the end of the fiscal year, the Fund's assets were invested 71.9% in gold mining stocks, 17.6% in diversified mining stocks, 3.9% in platinum mining stocks, 2.4% in silver mining stocks, and the remainder in cash and equivalents or other stocks. The Fund remains actively positioned in companies that should benefit from favorable long-term trends in the market. For the near term, we anticipate modestly reducing the Fund's position in gold stocks in favor of the other precious metals. However, if the global economy remains sluggish, we may shift the Fund's allocation away from the diversified mining companies and increase the Fund's asset allocation to gold once again. We continue to believe that the Fund can contribute to a long-term portfolio by providing access to a market that tends to lack correlation with the broader equity market. We will continue to seek stocks of companies that are well managed and show the potential for capital appreciation.

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10   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Precious Metals Fund Class A shares (from 4/1/93 to 3/31/03) as compared to the performance of three widely cited performance indices, Morgan Stanley Capital International (MSCI) World Index, Salomon Smith Barney (SSB) Global Precious Metals and Minerals IndexSM and the Lipper Gold Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP PRECIOUS METALS FUND
$35,000

$30,000

$25,000   (solid)       AXP Precious Metals Fund Class A

$20,000   (dotted)      MSCI World Index (1)

$15,000   (dashed)      SSB Global Precious Metals and Minerals Index(2)

$10,000   (long dash)   Lipper Gold Funds Index(3)

$ 5,000

       '93    '94    '95    '96    '97    '98    '99    '00    '01    '02    '03

(solid)       AXP Precious Metals Fund Class A
              $13,095

(dotted)      MSCI World Index(1)
              $16,716

(dashed)      SSB Global Precious Metals and Minerals Index(2)
              $11,541

(long dash)   Lipper Gold Funds Index(3)
              $10,306

                          Average Annual Total Returns
                 Class A with Sales Charge as of March 31, 2003

1 year                                                         -2.07%
5 years                                                        +1.03%
10 years                                                       +2.73%
Since inception                                                  N/A

Results for other share classes can be found on page 8.

(1) Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a market capitalization-weighted index that reflects the stock markets of 23 developed markets, including the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The Salomon Smith Barney (SSB) Global Precious Metals and Minerals IndexSM is a subset of the Global Salomon Smith Barney Broad Market Index SystemSM, which includes all companies with a float capital of at least $100 million. The SSB Global Precious Metals and Minerals IndexSM includes companies in both developed and emerging market regions that are involved in the precious metals sector. The Fund is not sponsored, endorsed, sold or promoted by SSB, and SSB makes no representation or warranty regarding any matter including the advisability of investing in the Fund.

(3) The Lipper Gold Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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11   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Investments in Securities

AXP Precious Metals Fund
March 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (94.0%)(c)
Issuer                                                  Shares       Value(a)

Australia (4.9%)
Kingsgate Consolidated                                 850,000     $1,833,749
Southern Resources ADR                                 300,000(b)   1,223,699
Total                                                               3,057,448

Canada (28.1%)
Banro                                                  390,000(b)     596,553
Barrick Gold                                            75,000      1,167,000
Eldorado Gold                                          300,000(b)     395,663
First Quantum Minerals                                 400,000(b)   1,305,279
Glamis Gold                                            100,000(b)   1,029,947
Goldcorp                                               220,000      2,333,186
IAMGOLD                                                900,000      3,915,836
Kinross Gold                                           200,000(b)   1,232,000
Northgate Exploration                                  400,000(b)     473,164
Placer Dome                                            320,000      3,135,999
Western Silver                                         550,000(b)   1,458,241
Wheaton River Minerals                                 800,000(b)     674,394
Total                                                              17,717,262

Ghana (2.3%)
Ashanti Goldfields                                     250,000(b)   1,420,000

Peru (4.0%)
Compania de Minas
   Buenaventura ADR                                    100,000      2,500,000

South Africa (20.6%)
AngloGold ADR                                          150,000      4,527,000
Gold Fields ADR                                        250,000      2,625,000
Harmony Gold Mining                                    250,000      3,057,500
Randgold & Exploration ADR                             250,000(b)   2,767,500
Total                                                              12,977,000

United Kingdom (8.2%)
Anglo American                                         150,000      2,161,098
Johnson Matthey ADR                                    100,000      1,164,939
Rio Tinto ADR                                          100,000      1,863,587
Total                                                               5,189,624

United States (25.8%)
Freeport-McMoRan
   Copper & Gold Cl B                                  175,000(b)   2,983,750
Golden Star Resources                                  675,000(b)   1,215,195
Inco                                                    50,000(b)     931,000
Meridian Gold                                          250,000(b)   2,369,217
Newmont Mining                                         240,000      6,276,000
Tiffany                                                100,000      2,500,000
Total                                                              16,275,162

Total common stocks
(Cost: $57,573,126)                                               $59,136,496

Other (2.1%)(c)
Issuer                                                  Shares       Value(a)

Canada (1.7%)
Apollo Gold
   Warrants                                            156,250(b)    $120,721
Echo Bay Mines
   Warrants                                            700,000(b)     217,000
Minefinders
   Special Warrants                                    125,000(b)     637,343
Wheaton River Minerals
   Special Warrants                                    337,500(b)     114,722
Total                                                               1,089,786

United States (0.4%)
Golden Star Resources
   Warrants                                             62,500(b)      21,670
Harmony Gold Mining
   Warrants                                             33,000(b)     231,000
Total                                                                 252,670

Total other
(Cost: $567,646)                                                   $1,342,456

See accompanying notes to investments in securities.

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12   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Short-term security (3.0%)
Issuer                    Annualized               Amount             Value(a)
                         yield on date           payable at
                          of purchase             maturity
Commercial paper
UBS Americas
         04-01-03           1.39%                 $1,900,000       $1,899,927

Total short-term security
(Cost: $1,900,000)                                                 $1,899,927

Total investments in securities
(Cost: $60,040,772)(d)                                            $62,378,879

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At March 31, 2003, the cost of securities for federal income tax purposes was $63,745,678 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 2,725,764
     Unrealized depreciation                                       (4,092,563)
                                                                   ----------
     Net unrealized depreciation                                  $(1,366,799)
                                                                  -----------

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13   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Precious Metals Fund

March 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $60,040,772)                                                                       $ 62,378,879
Cash in bank on demand deposit                                                                               65,404
Capital shares receivable                                                                                    23,688
Dividends and accrued interest receivable                                                                   124,253
Receivable for investment securities sold                                                                 6,288,586
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 6)                             97
U.S. government securities held as collateral (Note 5)                                                      929,495
                                                                                                            -------
Total assets                                                                                             69,810,402
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                        7,476
Payable for investment securities purchased                                                               3,152,227
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 6)                         73,107
Payable upon return of securities loaned (Note 5)                                                         3,579,495
Accrued investment management services fee                                                                    4,096
Accrued distribution fee                                                                                      2,344
Accrued transfer agency fee                                                                                   1,414
Accrued administrative services fee                                                                             307
Other accrued expenses                                                                                       76,229
                                                                                                             ------
Total liabilities                                                                                         6,896,695
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $ 62,913,707
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $     87,968
Additional paid-in capital                                                                               87,450,222
Undistributed net investment income                                                                       1,508,166
Accumulated net realized gain (loss) (Note 9)                                                           (28,455,269)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                            2,322,620
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $ 62,913,707
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 45,429,714
                                                            Class B                                    $ 15,765,424
                                                            Class C                                    $  1,710,885
                                                            Class Y                                    $      7,684
Net asset value per share of outstanding capital stock:     Class A shares          6,280,005          $       7.23
                                                            Class B shares          2,267,837          $       6.95
                                                            Class C shares            247,876          $       6.90
                                                            Class Y shares              1,058          $       7.26
                                                                                        -----          ------------
* Including securities on loan, at value (Note 5)                                                      $  3,415,000
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Statement of operations
AXP Precious Metals Fund

Year ended March 31, 2003
Investment income
Income:
Dividends                                                                         $   779,028
Interest                                                                               76,076
Fee income from securities lending -- net (Note 5)                                     28,757
    Less foreign taxes withheld                                                       (19,178)
                                                                                      -------
Total income                                                                          864,683
                                                                                      -------
Expenses (Note 2):
Investment management services fee                                                    478,457
Distribution fee
    Class A                                                                           118,423
    Class B                                                                           148,660
    Class C                                                                             7,145
Transfer agency fee                                                                   146,939
Incremental transfer agency fee
    Class A                                                                            13,587
    Class B                                                                             5,260
    Class C                                                                               221
Service fee -- Class Y                                                                     25
Administrative services fees and expenses                                              36,584
Compensation of board members                                                          10,822
Custodian fees                                                                         49,888
Printing and postage                                                                   48,680
Registration fees                                                                      67,802
Audit fees                                                                             20,500
Other                                                                                  11,255
                                                                                       ------
Total expenses                                                                      1,164,248
    Earnings credits on cash balances (Note 2)                                           (709)
                                                                                         ----
Total net expenses                                                                  1,163,539
                                                                                    ---------
Investment income (loss) -- net                                                      (298,856)
                                                                                     --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                  7,499,403
    Foreign currency transactions                                                     (31,950)
    Options contracts written (Note 7)                                                196,976
    Payments by AEFC (Note 1)                                                          81,751
                                                                                       ------
Net realized gain (loss) on investments                                             7,746,180
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies             (6,768,610)
                                                                                   ----------
Net gain (loss) on investments and foreign currencies                                 977,570
                                                                                      -------
Net increase (decrease) in net assets resulting from operations                   $   678,714
                                                                                  ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Precious Metals Fund

Year ended March 31,                                                                   2003                  2002
Operations and distributions
Investment income (loss) -- net                                                  $   (298,856)         $   (255,804)
Net realized gain (loss) on investments                                             7,746,180             8,540,159
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (6,768,610)           11,390,409
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                       678,714            19,674,764
                                                                                      -------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                       (2,076,821)                   --
     Class B                                                                         (608,270)                   --
     Class C                                                                          (54,183)                   --
     Class Y                                                                             (772)                   --
                                                                                   ----------            ----------
Total distributions                                                                (2,740,046)                   --
                                                                                   ----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         52,418,585            69,079,772
   Class B shares                                                                  12,413,288             3,218,026
   Class C shares                                                                   1,768,450               225,202
   Class Y shares                                                                      83,565                17,073
Reinvestment of distributions at net asset value
   Class A shares                                                                   2,052,313                    --
   Class B shares                                                                     606,680                    --
   Class C shares                                                                      53,691                    --
   Class Y shares                                                                         724                    --
Payments for redemptions
   Class A shares                                                                 (50,880,020)          (69,114,174)
   Class B shares (Note 2)                                                         (7,124,895)           (2,931,087)
   Class C shares (Note 2)                                                           (325,932)             (109,654)
   Class Y shares                                                                     (71,432)              (24,271)
                                                                                      -------               -------
Increase (decrease) in net assets from capital share transactions                  10,995,017               360,887
                                                                                   ----------               -------
Total increase (decrease) in net assets                                             8,933,685            20,035,651
Net assets at beginning of year                                                    53,980,022            33,944,371
                                                                                   ----------            ----------
Net assets at end of year                                                        $ 62,913,707          $ 53,980,022
                                                                                 ============          ============
Undistributed net investment income                                              $  1,508,166          $  2,065,943
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Precious Metals Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Selected Series, Inc. (formerly AXP Precious Metals Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. The Fund also may invest directly in such metals and minerals.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

--------------------------------------------------------------------------------
17   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
18   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Payments by affiliates

During the year ended March 31, 2003, American Express Financial Corporation
(AEFC) reimbursed the Fund $81,751 for a loss on a security transaction.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,481,125 and accumulated net realized loss has been increased by $2,532,235 resulting in a net reclassification adjustment to increase paid-in capital by $51,110.

--------------------------------------------------------------------------------
19   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                                       2003          2002

Class A
Distributions paid from:
      Ordinary income                                  $2,076,821         $--
      Long-term capital gain                                   --          --
Class B
Distributions paid from:
      Ordinary income                                     608,270          --
      Long-term capital gain                                   --          --
Class C
Distributions paid from:
      Ordinary income                                      54,183          --
      Long-term capital gain                                   --          --
Class Y
Distributions paid from:
      Ordinary income                                         772          --
      Long-term capital gain                                   --          --

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $  1,508,166
Accumulated gain (loss)                                          $(27,354,560)
Unrealized appreciation (depreciation)                           $  1,221,911

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1%, from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, the shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $25,341 for the year ended March 31, 2003.

--------------------------------------------------------------------------------
20   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $103,768 for Class A, $11,627 for Class B, and $925 for Class C for the year ended March 31, 2003.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $709 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $207,525,397 and $201,623,500, respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $67,515 for the year ended March 31, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                     Year ended March 31, 2003
                                            Class A      Class B     Class C     Class Y
Sold                                       6,436,593  1,591,248     253,494       9,966
Issued for reinvested distributions          253,999     77,979       6,946          89
Redeemed                                  (6,333,207)  (946,485)    (44,671)     (9,136)
                                          ----------   --------     -------      ------
Net increase (decrease)                      357,385    722,742     215,769         919
                                             -------    -------     -------         ---

--------------------------------------------------------------------------------
21   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

                                                      Year ended March 31, 2002
                                             Class A      Class B     Class C     Class Y
Sold                                      12,129,169    595,941      41,265       3,133
Issued for reinvested distributions               --         --          --          --
Redeemed                                 (12,146,876)  (534,308)    (19,939)     (4,423)
                                         -----------   --------     -------      ------
Net increase (decrease)                      (17,707)    61,633      21,326      (1,290)
                                         -----------   --------     -------      ------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $3,415,000 were on loan to brokers. For collateral, the Fund received $2,650,000 in cash and U.S. government securities valued at $929,495. Income from securities lending amounted to $28,757 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

As of March 31, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                      Currency to          Currency to      Unrealized        Unrealized
Exchange date                        be delivered          be received    appreciation      depreciation

April 1, 2003                             137,422               82,632         $--             $   412
                                Australian Dollar          U.S. Dollar

April 1, 2003                              17,316               11,829          57                  --
                                  Canadian Dollar          U.S. Dollar

April 1, 2003                          13,896,457            1,721,926          --              43,601
                               South African Rand          U.S. Dollar

April 1, 2003                           7,165,991              889,743          --              20,686
                               South African Rand          U.S. Dollar

April 2, 2003                           3,642,896              458,676          --               4,149
                               South African Rand          U.S. Dollar

April 2, 2003                             118,642              174,574          40                  --
                                      U.S. Dollar      Canadian Dollar

April 3, 2003                             213,673              313,800          --                 341
                                      U.S. Dollar      Canadian Dollar

April 3, 2003                             666,243            1,052,997          --                 100
                                    British Pound          U.S. Dollar

April 7, 2003                           5,664,013              715,786          --               3,818
                               South African Rand          U.S. Dollar
                                                                               ---             -------
Total                                                                          $97             $73,107
                                                                               ---             -------

--------------------------------------------------------------------------------
22   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                        Year ended March 31, 2003
                                       Puts                   Calls
                              Contracts   Premiums   Contracts   Premiums
Balance March 31, 2002            --   $      --          --    $     --
Opened                         1,000     104,497       2,000     153,995
Closed                        (1,000)   (104,497)         --          --
Exercised                         --          --        (888)    (55,516)
Expired                           --          --      (1,112)    (98,479)
                               -----     -------       -----     -------
Balance March 31, 2003            --   $      --          --    $     --
                               -----     -------       -----     -------

See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $27,354,560 as of March 31, 2003, that will expire in 2007 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                               2003         2002         2001       2000        1999
Net asset value, beginning of period                       $7.25        $4.59        $4.95      $5.45      $ 6.82
Income from investment operations:
Net investment income (loss)                                (.02)        (.03)        (.01)      (.02)       (.01)
Net gains (losses) (both realized and unrealized)            .34         2.69         (.35)      (.48)      (1.31)
Total from investment operations                             .32         2.66         (.36)      (.50)      (1.32)
Less distributions:
Dividends from net investment income                        (.34)          --           --         --        (.05)
Net asset value, end of period                             $7.23        $7.25        $4.59      $4.95      $ 5.45

Ratios/supplemental data
Net assets, end of period (in millions)                      $45          $43          $27        $38         $51
Ratio of expenses to average daily net assets(c)           1.66%        1.78%        1.83%      1.69%       1.66%
Ratio of net investment income (loss)
   to average daily net assets                             (.30%)       (.48%)       (.24%)     (.27%)      (.20%)
Portfolio turnover rate (excluding short-term securities)   343%         458%         276%       114%         44%
Total return(e)                                            3.91%(f)    57.95%       (7.27%)    (9.11%)    (19.40%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                               2003         2002         2001       2000        1999
Net asset value, beginning of period                       $6.99        $4.46        $4.85      $5.38      $ 6.73
Income from investment operations:
Net investment income (loss)                                (.08)        (.07)        (.05)      (.05)       (.05)
Net gains (losses) (both realized and unrealized)            .34         2.60         (.34)      (.48)      (1.29)
Total from investment operations                             .26         2.53         (.39)      (.53)      (1.34)
Less distributions:
Dividends from net investment income                        (.30)          --           --         --        (.01)
Net asset value, end of period                             $6.95        $6.99        $4.46      $4.85      $ 5.38

Ratios/supplemental data
Net assets, end of period (in millions)                      $16          $11           $7         $9          $8
Ratio of expenses to average daily net assets(c)           2.42%        2.54%        2.59%      2.46%       2.46%
Ratio of net investment income (loss)
   to average daily net assets                            (1.01%)      (1.22%)      (1.00%)    (1.04%)      (.97%)
Portfolio turnover rate (excluding short-term securities)   343%         458%         276%       114%         44%
Total return(e)                                            3.21%(f)    56.73%       (8.04%)    (9.78%)    (20.02%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2003           2002     2001(b)
Net asset value, beginning of period                                   $6.98          $4.45     $4.57
Income from investment operations:
Net investment income (loss)                                            (.08)          (.07)     (.02)
Net gains (losses) (both realized and unrealized)                        .34           2.60      (.10)
Total from investment operations                                         .26           2.53      (.12)
Less distributions:
Dividends from net investment income                                    (.34)            --        --
Net asset value, end of period                                         $6.90          $6.98     $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                                   $2            $--       $--
Ratio of expenses to average daily net assets(c)                       2.42%          2.51%     2.59%(d)
Ratio of net investment income (loss) to average daily net assets      (.89%)        (1.20%)    (.61%)(d)
Portfolio turnover rate (excluding short-term securities)               343%           458%      276%
Total return(e)                                                        3.15%(f)      56.85%    (2.63%)(g)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2003         2002       2001       2000      1999
Net asset value, beginning of period                                    $7.28        $4.60      $4.95      $5.43    $ 6.80
Income from investment operations:
Net investment income (loss)                                             (.01)        (.02)        --         --      (.01)
Net gains (losses) (both realized and unrealized)                         .34         2.70       (.35)      (.48)    (1.30)
Total from investment operations                                          .33         2.68       (.35)      (.48)    (1.31)
Less distributions:
Dividends from net investment income                                     (.35)          --         --         --      (.06)
Net asset value, end of period                                          $7.26        $7.28      $4.60      $4.95    $ 5.43

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--          $--        $--        $--       $--
Ratio of expenses to average daily net assets(c)                        1.51%        1.58%      1.64%      1.52%     1.38%
Ratio of net investment income (loss) to average daily net assets        .04%        (.28%)       --%      (.19%)     .01%
Portfolio turnover rate (excluding short-term securities)                343%         458%       276%       114%       44%
Total return(e)                                                        (4.02%)(f)   58.26%     (7.07%)    (8.89%)  (19.31%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures would have been lower by 0.15% for each class.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP SELECTED SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Precious Metals Fund (a series of AXP Selected Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the five-year period ended March 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Precious Metals Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 9, 2003

--------------------------------------------------------------------------------
26   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Precious Metals Fund
Fiscal year ended March 31, 2003

Class A
Income distribution taxable as dividend income, 15.64% qualifying for deduction by corporations.

Payable date                                                        Per share
Dec. 19, 2002                                                        $0.33898

Class B
Income distribution taxable as dividend income, 15.64% qualifying for deduction by corporations.

Payable date                                                        Per share
Dec. 19, 2002                                                        $0.29543

Class C
Income distribution taxable as dividend income, 15.64% qualifying for deduction by corporations.

Payable date                                                        Per share
Dec. 19, 2002                                                        $0.33520

Class Y
Income distribution taxable as dividend income, 15.64% qualifying for deduction by corporations.

Payable date                                                        Per share
Dec. 19, 2002                                                        $0.34926

--------------------------------------------------------------------------------
27   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Age 68                                                                to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Age 65                                                                construction) since 1998    materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Age 68                                                                                            foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Age 73                                                                (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant
5716 Bent Branch Rd.
Bethesda, MD 20816
Age 68
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
222 South 9th Street #440                                             Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Age 53                                                                equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, L.P.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
28   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester
901 S. Marquette Ave.                                                 Biotech since 2000.
Minneapolis, MN 55402                                                 Former President and CEO,
Age 58                                                                Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Age 53                                                                AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Age 54
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Age 42                                                                Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
29   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Age 47                                                                President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Age 49                                                                Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC, 1998-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
30   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Results of Meeting of Shareholders

AXP PRECIOUS METALS FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                              Shares Voted "For"               Shares Withholding Authority to Vote
Arne H. Carlson                  4,974,635.072                              355,915.510
Philip J. Carroll, Jr.           4,982,601.554                              347,949.028
Livio D. DeSimone                4,979,842.853                              350,707.729
Barbara H. Fraser                4,985,321.986                              345,228.596
Ira D. Hall                      4,978,001.470                              352,549.112
Heinz F. Hutter                  4,958,784.099                              371,766.483
Anne P. Jones                    4,973,577.625                              356,972.957
Stephen R. Lewis, Jr.            4,991,745.585                              338,804.997
Alan G. Quasha                   4,984,113.936                              346,436.646
Stephen W. Roszell               4,987,346.095                              343,204.487
Alan K. Simpson                  4,973,239.069                              357,311.513
Alison Taunton-Rigby             4,982,338.391                              348,212.191
William F. Truscott              4,989,973.998                              340,576.584

--------------------------------------------------------------------------------
31   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   4,443,023.390            593,753.964         224,137.228       69,636.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   4,336,805.148            716,739.393         277,006.041          0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   4,290,498.214            712,550.685         257,865.683       69,636.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   4,097,676.334            823,459.585         339,778.663       69,636.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
32   ---   AXP PRECIOUS METALS FUND   ---   2003 ANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  *  Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Precious Metals Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

                                                                 S-6142 X (5/03)